Exhibit 99.1

Pelthos Therapeutics to Combine with Castle Creek Biosciences, Creating Transformative Biotechnology Company Focused on Serious Diseases that Affect the Skin

Strategic Combination Brings Highly Innovative Late-Stage D-Fi Franchise Targeting Rare Diseases, with Orphan Drug-Designated Lead Indication in Dystrophic Epidermolysis Bullosa (DEB)

Combines Two Complementary Platforms Across Therapeutic Modalities: Castle Creek’s Fibroblast-Based Cell and Gene Therapy Technology with Pelthos’ Novel Platform

DURHAM, N.C. and EXTON, P.A., October 30, 2026 — Pelthos Therapeutics Inc. (NYSE American: PTHS) (“Pelthos” or the “Company”), a biopharmaceutical company committed to commercializing innovative therapeutic products for unmet patient needs, and Castle Creek Biosciences, Inc. (“Castle Creek”), a late-stage company developing redosable gene therapies, today announced they have entered into a definitive agreement under which Castle Creek will merge with Pelthos. The combination creates a transformative biotechnology company with novel technologies, including cell and gene therapy, targeting serious diseases that affect the skin. Castle Creek’s late-stage fibroblast-based platform complements Pelthos’ novel FDA-approved product portfolio and established commercial capabilities in dermatology. Upon close, the combined company will operate as Pelthos Therapeutics Inc. and continue to trade on the NYSE American (ticker symbol: “PTHS”).

Castle Creek’s lead candidate is D-Fi (dabocemagene autoficel; FCX-007), an injectable, redosable, gene-modified cell therapy with a continued Phase 3 study planned for the treatment of dystrophic epidermolysis bullosa (DEB), a devastating rare inherited disease caused by mutations in the COL7A1 gene. There is significant demand for new treatment options in DEB given the substantial burden of untreated wounds and increased risk of squamous cell carcinoma. D-Fi, which has received Orphan Drug Designation, is administered by intradermal injection every other month, and the drug product delivers type VII collagen (COL7) producing cells. In addition, Castle Creek is using its proprietary fibroblast technology to develop a topical formulation of D-Fi and to pursue additional therapeutic targets in serious diseases that affect the skin, including malignancies and inflammatory conditions.

“This transformative combination brings a novel platform with significant growth potential to Pelthos and broadens our focus beyond cutaneous infectious diseases to serious diseases that affect the skin,” said Scott Plesha, CEO of Pelthos. “D-Fi builds on our established strength in dermatology, especially within pediatric dermatology, which we believe will accelerate its launch and value in the marketplace. This transaction creates a stronger, more diversified biotechnology company positioned to bring important new therapies to patients and drive long-term value for our shareholders.”

“D-Fi has the potential to become a blockbuster franchise in DEB, where patients still have significant unmet needs,” said Matt Gantz, Chairman and CEO of Castle Creek. “Joining with Pelthos will provide the commercial infrastructure to help realize the D-Fi opportunity and accelerate the pipeline of new indications from our platform.”

Strategic Rationale

•	Compelling Complementary Capabilities: As part of Pelthos’ portfolio, D-Fi will leverage the Company’s established commercial leadership, deep expertise in dermatology, and existing physician relationships to accelerate its commercial launch and delivery of important therapies to patients.

•	Greater Pipeline Diversification: The combination brings together Pelthos’ three novel FDA-approved products, ZELSUVMI®, XEPI® and XEGLYZE®, with D-Fi, creating a portfolio spanning marketed, launch-stage and late-stage assets across multiple therapeutic modalities. This broader mix provides multiple potential sources of growth over different time horizons.

•	Expanded Technology Base: Castle Creek’s fibroblast technology adds a cell and gene therapy capability to Pelthos’ existing Nitricil platform, giving the combined company multiple therapeutic modalities to address serious diseases that affect the skin where conventional small molecules have had limited impact and expand the pipeline over time.

Transaction Terms

Under the terms of the agreement, Castle Creek stockholders will receive 5,200,000 shares of Pelthos common stock at the closing of the transaction, representing approximately 32.5% of Pelthos’ fully diluted shares. As defined within the agreement, and subject to meeting various developmental and sales-based criteria, Castle Creek stockholders will also be eligible to receive: (i) up to 5,800,000 shares of Pelthos common stock upon FDA approval of D-Fi; (ii) up to a total of $300 million in milestone payments, payable in cash (or, to the extent required to preserve the intended tax treatment of the transaction, in a combination of cash and shares of Pelthos common stock), including a $50 million payment due upon achievement of specified Phase 3 clinical endpoints, and up to $250 million in additional consideration tied to D-Fi’s first commercial sale and achievement of specified net sales milestones; and (iii) 80% of the net proceeds from the sale of any priority review voucher awarded upon FDA approval of D-Fi.

The transaction has been approved by the boards of directors of both companies and is expected to close by the end of the first quarter of 2027, subject to customary closing conditions including approval by Castle Creek’s stockholders. Scott Plesha will continue to serve as Chief Executive Officer, and Peter Greenleaf will serve as Executive Chair of the combined company. Upon closing, the combined company’s board will consist of 10 directors, including two designated by Castle Creek.

Advisors

Latham & Watkins LLP is serving as legal advisor to Pelthos. Oppenheimer & Co. Inc. provided a fairness opinion to Pelthos’ board of directors. Bradley Arant Boult Cummings LLP and Katten Muchin Rosenman LLP are serving as legal advisors to Castle Creek and PHCP, LLC is serving as financial advisor to Castle Creek. Collected Strategies is serving as strategic communications advisor to Pelthos.

About D-Fi

D-Fi (dabocemagene autoficel; FCX-007) is an injectable autologous gene-modified cell therapy candidate for the treatment of DEB, a devastating, progressive, painful and debilitating rare genetic skin disorder. DEB is caused by a mutation in the COL7A1 gene, leading to a deficiency of normal type VII collagen (COL7) protein, impairing the connection between the epidermis and the dermis. D-Fi is composed of a patient’s own dermal fibroblasts, which are genetically modified completely ex vivo with a self-inactivating (SIN) lentiviral vector (LV) containing the COL7A1 gene to express COL7. D-Fi is locally administered by intradermal injection into chronic wounds where the COL7 protein can support the formation of anchoring fibrils in the skin. In clinical studies, D-Fi has been generally well tolerated, with injection site reactions (skin discoloration, erythema, hemorrhage, pain, and swelling) being the most commonly reported adverse drug reactions. D-Fi has Orphan Drug Designation for the treatment of DEB and Rare Pediatric Disease, Fast Track, and Regenerative Medicine Advanced Therapy designations for the treatment of recessive DEB (RDEB) from the FDA.

About Castle Creek Biosciences, Inc.

Castle Creek Biosciences is a late-stage company developing re-dosable gene therapies. It is preparing to advance the Phase 3 program of its lead candidate, D-Fi (FCX-007), for patients with dystrophic epidermolysis bullosa (DEB). Learn more at castlecreekbio.com.

About Pelthos Therapeutics

Pelthos Therapeutics is a commercial-stage biopharmaceutical company focused on building and advancing a portfolio of differentiated cutaneous infectious disease products that address unmet patient needs. ZELSUVMI® (berdazimer) topical gel, 10.3%, the Company’s lead product, is the first and only prescription therapy approved for use at home by patients, parents, and caregivers to treat molluscum contagiosum. The Company’s portfolio of assets includes XEPI® (ozenoxacin) Cream, 1%, a topical treatment for impetigo, and XEGLYZE® (abametapir), a topical treatment for head lice. More information is available at www.pelthos.com. Follow Pelthos on LinkedIn and X.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)). These forward-looking statements include, but are not limited to, statements regarding the proposed transaction involving Pelthos and Castle Creek. Forward-looking statements generally include statements that are speculative in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “could,” “might,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “seek,” “target,” “potential,” “predict,” “forecast,” “continue,” and other similar expressions or the negative or plural of these words, or other similar expressions that are speculative or indicate future events or prospects. Statements that are not historical facts are forward-looking statements. Forward-looking statements include, but are not limited to, expectations regarding the proposed transaction; the potential benefits of the proposed transaction, including the sufficiency of the combined company’s capital resources; the expected timing of the closing of the proposed transaction; statements regarding the potential achievement of, and expectations regarding, Castle Creek’s and Pelthos’s programs, including the potential achievement of any milestone; receipt of FDA approval of D-Fi, issuance of any contingent shares in connection with the proposed transaction or receipt of any priority review voucher; the continued listing of Pelthos on the NYSE American; and the anticipated benefits of the proposed transaction and the combined company’s opportunities, strategy, and plans following the proposed transaction. Forward-looking statements are based on current beliefs and assumptions of management that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction;

•	the risk that Pelthos may be unable to obtain governmental and regulatory approvals and clearances required for the proposed transaction, or required governmental and regulatory approvals and clearances may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction;

•	risks related to disruption of management time from ongoing business operations due to the proposed transaction;

•	the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Pelthos’s common stock;

•	the risk of any unexpected costs or expenses resulting from the proposed transaction;

•	the risk of any litigation relating to the proposed transaction;

•	the risk that the proposed transaction and the related announcement could have an adverse effect on the ability of Pelthos and/or Castle Creek to retain and hire key personnel;

•	the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected;

•	the risk that the combined company may be unable to achieve the anticipated benefits of the proposed transaction or it may take longer than expected to achieve those benefits and other important factors that could cause actual results to differ materially from those projected;

•	the limited operating history of each company and their significant net losses incurred since inception;

•	the need to raise additional capital to finance operations;

•	uncertainties related to commercialization or market acceptance of FDA-approved products;

•	the ability to advance product candidates through preclinical and clinical development;

•	the ability to obtain regulatory approval for, and ultimately commercialize, the combined company’s product candidates;

•	the outcome of early clinical trials for product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements;

•	the ability of Pelthos, Castle Creek and the combined company to protect their respective intellectual property and proprietary technologies;

•	reliance on third parties, contract manufacturers, and contract research organizations;

•	the risk that the concurrent private financing is not consummated;

•	the risk that the conditions to the closing of the proposed transaction are not satisfied in a timely manner or at all;

•	product liability lawsuits, which could cause Pelthos to incur substantial liabilities and limit commercialization of any products that Pelthos may develop;

•	current and future healthcare reform legislation or regulation, which may increase the difficulty and cost for Pelthos to commercialize products, may adversely affect the prices Pelthos may obtain and may have a negative impact on Pelthos’ business and results of operations;

•	delays or disruptions in the supply chain and manufacturing of Pelthos’ products;

•	the seasonal nature of Pelthos’ business;

•	the effects of inflation or trade tariffs; and

•	market, economic and other conditions, Pelthos’ current liquidity position, Pelthos’ ability to continue as a going concern, to maintain the listing of Pelthos’ common stock on the NYSE American, to manage costs and execute on its operational and budget plans, and to achieve its financial goals.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Pelthos’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Pelthos and Castle Creek can give no assurance that the conditions to the proposed transaction will be satisfied. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to Pelthos, Castle Creek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except as required by applicable law, Pelthos and Castle Creek undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Pelthos intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will include an information statement and that will also constitute a prospectus of Pelthos. Pelthos may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the information statement/prospectus, registration statement or any other document that Pelthos may file with the SEC. The definitive information statement/prospectus (when available) will be mailed to stockholders of Pelthos. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT PELTHOS, CASTLE CREEK AND THE PROPOSED TRANSACTION.

Investors and stockholders will be able to obtain free copies of the information statement/prospectus and other documents filed by Pelthos with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the information statement/prospectus (when available) and other documents filed with the SEC by Pelthos may be obtained free of charge on Pelthos’s website at https://ir.pelthos.com/sec-filings/all-sec-filings or, alternatively, by contacting Pelthos at (919)-908-2400 or in writing at Pelthos, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703. Investors and stockholders are urged to read the information statement/prospectus and the other relevant materials when they become available because they contain important information about the proposed transaction.

Contacts

Investors:

LifeSci Advisors, LLC

Mike Moyer, Managing Director

mmoyer@lifesciadvisors.com

Media:

Jude Gorman / Dylan O’Keefe

Collected Strategies

Pelthos-CS@collectedstrategies.com